Federated Hermes Floating Rate Strategic Income Fund
A Portfolio of Federated Hermes Income Securities Trust
CLASS A SHARES (TICKER FRSAX)
CLASS C SHARES (TICKER FRICX)
INSTITUTIONAL SHARES (TICKER FFRSX)
CLASS R6 SHARES (TICKER FFRLX)
CLASS A1 SHARES (TICKER FFRFX)

SUPPLEMENT TO SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED MAY 31, 2021
Effective at the close of business on September 17, 2021, the Class C Shares of Federated Hermes Floating Rate Strategic Income Fund (the “Fund”) will be closed to new investors, new purchases (including systematic purchases) by existing shareholders and intra-fund and inter-fund exchanges into Class C Shares.
Existing Class C shareholders may continue to redeem the Fund’s Class C Shares and to exchange the Fund’s Class C Shares into other Federated Hermes Funds in accordance with the Fund’s Prospectus. In particular, the following transactions may also continue in accordance with certain requirements as described in the Fund’s Prospectus:
■ intra-fund conversions of Class C Shares to another share class of the Fund;
■ inter-fund exchanges out of Class C Shares into Class C Shares of another Federated Hermes fund; and
■ the automatic conversion of Class C Shares into Class A Shares pursuant to the Class C Shares’ automatic conversion feature.
If your shares are held through a financial intermediary, certain purchase restrictions imposed by your financial intermediary may apply. Please contact your financial intermediary for additional information.
August 16, 2021

Federated Hermes Floating Rate Strategic Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455506 (8/21)
© 2021 Federated Hermes, Inc.